Business Combination	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Business Combination
32.
Business combination

On 29 January 2025, we completed strategic acquisition that is complementary to our business and operations, including opportunities that we believe can help us further improve growth across all our platforms and strong financial performance. The Group acquired 65.41% share in Hepsiburada.

The amounts recognised in respect of the identifiable assets acquired and liabilities assumed as at the date of acquisition are set out in the table below:

ASSETS:
Cash and cash equivalents	43,962
Financial assets at FVTPL	3,492
Due from banks	1,924
Loans to customers	11,104
Property, equipment and intangible assets	342,875
Inventory	101,431
Other assets	78,882
TOTAL ASSETS	583,670
Due to banks	15,685
Trade liabilities	207,877
Other liabilities	112,245
TOTAL LIABILITIES	335,807
Total identifiable assets acquired and liabilities assumed	247,863

The non-controlling interest recognised at the acquisition date was measured as a proportionate share of the identifiable net assets and amounted to KZT 85,736 million.

Goodwill on acquisition

Total consideration	582,444
Plus: Non-controlling interests	85,736
Less: Fair value of identifiable net assets acquired	(247,863)
Foreign exchange translation differences	1,908
Goodwill on acquisition	422,225

The goodwill on acquisition is primarily related to sales growth from future product and service offerings, new customers and expected synergies from the combination. None of the goodwill is expected to be deductible for income tax purposes.

The measurement period adjustments are incorporated into the business combination accounting. Intangible assets, represented by trademark and customer base, acquired in a business combination are recognised initially at their fair value at the acquisition date (which is regarded as their cost) and have definite useful life. The useful life of the trademark is determined by the estimated period over which customer loyalty and marketing support are expected to generate economic benefits, useful life can be extended upon the execution of specific brand development initiatives and identifiable capital investments that demonstrably enhance the asset’s economic life. Carrying value of trademark and customer base as at the acquisition date is KZT 225,130 million and KZT 33,634 million, respectively. The measurement period adjustments resulted in a corresponding increase of deferred tax liabilities amounted to KZT 64,691 million, increase of non-controlling interest amounted to KZT 67,287 million and decrease of goodwill amounted to KZT 126,786 million.

The acquired business contributed revenues of KZT 1,036,582 million and net loss of KZT 68,034 million to the Group for the period from 29 January 2025 to 31 December 2025. If the acquisition had occurred on 1 January 2025, consolidated pro-forma revenue and net loss for the period ended 31 December 2025 would have been KZT 1,115,710 million and KZT 67,250 million, respectively.